UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 11, 2015

PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 West Franklin, P.O. Box 638, Elkhart, Indiana	46515
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(574) 294-7511

(Former name or former address if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2015, Larry D. Renbarger notified the Board of Directors (the “Board”) of Patrick Industries, Inc. (the “Company”) of his intention to retire from the Board effective August 13, 2015. There were no disagreements between Mr. Renbarger and the Company or any officer or director of the Company. Mr. Renbarger served on the Board since May 2002. In conjunction with his retirement, Mr. Renbarger resigned from his role as a member of the Audit Committee and the Corporate Governance and Nominations Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: August 14, 2015	By:	/s/ Andy L. Nemeth
Andy L. Nemeth
Executive Vice President – Finance and Chief Financial Officer